--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2001

Dear Shareholder:

      The semi-annual period was marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Economic weakness intensified as Gross Domestic Product ("GDP") growth slowed to a pace of 2% from 3% over the six-month period. The U.S. slowdown was primarily driven by a near collapse in corporate spending and expansion as profits declined, as well as a significant reduction of inventories. In the first quarter of 2001, the U.S. Treasury yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated performance in the fixed income market as the Fed eased the discount rate 150 basis points over the quarter and then an additional 50 basis points in April 2001 to 4.50%.

      Despite the aggressive Fed easing of interest rates due to concerns that economic activity may continue to be "unacceptably weak," all high quality spread sectors outperformed Treasuries over the period.

      Since March 2000, there has been an equity market decline of approximately 20%. With no immediate stimulus, this decline will place significant reliance on monetary policy. Looking forward, we believe the revival of profit growth and continued robust spending rates by consumers in the face of a negative savings rate may require a Fed funds rate of 3.5% to 4.0%. A Fed that can move aggressively as inflationary expectations move down should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short and intermediate Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15-year to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                     /s/ Ralph L. Schlosstein
--------------------                     ------------------------
Laurence D. Fink                         Ralph L. Schlosstein
Chairman                                 President

                                                                    May 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the six months ended April 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities. The Canadian dollar-denominated securities consist primarily of Canadian provincial debt, Canadian Treasury, Canadian corporate and Canadian mortgage-backed securities. The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's, "Baa" by Moody's, or determined by the advisors to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. Governments or their agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

                                           ------------------------------------------------------------------------------
                                                  4/30/01       10/31/00       CHANGE          HIGH            LOW
-------------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                     $ 9.98         $ 9.75            2.36%      $10.45        $ 9.625
-------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                           $11.05         $11.03            0.18%      $11.50        $10.85
-------------------------------------------------------------------------------------------------------------------------
  CURRENCY EXCHANGE RATE                          $ 0.6515       $ 0.6563         (0.73)%     $ 0.6697      $ 0.6327
-------------------------------------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE                        5.34%          5.75%          (7.13)%       5.86%         4.75%
-------------------------------------------------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the first part of the period. This economic weakness intensified in the beginning of 2001 as GDP growth slowed over the six-month period to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the reduction of over $5 trillion of wealth from the decline of the equity markets from their early year 2000 highs, the consumer remains relatively resilient. According to the minutes of the April 18, 2001 Federal Open Market Committee meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the period, the Federal Reserve aggressively lowered the discount rate by a total of 2.00% to bring the current discount rate to 4.50%. Additionally, at the May meeting, the Fed cut rates by 50 basis points for the fifth time this year.

     U.S. Treasury yields began to regain their characteristic slopes in the beginning of the period after nearly a year of inversion caused by $30 billion of Treasury buybacks and multiple Federal Reserve tightenings. The 2-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets have been further supported by Fed actions, which cut rates by 50 basis points on four occasions over the period. The yield curve at the end of the period reflected expectations of another 100 basis points of easing by September. As of April 30, 2001, the 10-year Treasury was yielding 5.34% versus 5.75% on October 31, 2000.

     For the period, the LEHMAN MORTGAGE INDEX returned 3.29% versus 6.22% for the LEHMAN AGGREGATE INDEX. As yields trended down towards the end of 2000, fundamentals for mortgage pass-throughs generally deteriorated. The 200 basis points of Federal Reserve interest rate cuts during the period had important implications for mortgage valuations. In the beginning of 2001, the yield curve was steeper than it has been in over five years. The semi-annual period was marked by increased prepayment risk and a shift in monetary policy contributing to increasing levels of volatility in the market. Mortgage pass-throughs failed to match the rally in 2-year to 5-year Treasuries, but did manage to outperform 10-year to 30-year government issues.

     Canadian bonds cheapened versus intermediate Treasuries during the period as the yield on the 10-year Canadian fell 2 basis points versus a decrease of 41 basis points for the 10-year Treasury. Monetary policy in Canada was primarily influenced by the current slowdown in the pace of economic activity stemming mostly from developments in the U.S. In light of this economic slowdown and movement towards a position of excess supply, the Bank of Canada lowered interest rates over the period by 100 basis points to 5.0%. Canadian economic growth has remained resilient but should slow in line with the U.S., with Canadian inflation currently lower than U.S. inflation. The weak outlook for the U.S. could hinder growth of Canadian exports over the near term. The Canadian dollar weakened to 30-month lows in the first quarter of 2001, predominantly reflecting portfolio outflows from Canadian equities and an international appetite for a strong U.S. dollar as equity markets deteriorated globally. The Canadian dollar appears cheap on a fundamental basis and should benefit from the U.S. dollar's eventual stabilization. As of April 30, 2001, the currency exchange rate between the Canadian and U.S. dollar was $0.6515 versus $0.6563 as of October 31, 2000.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian dollar and asset exposure may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar.

     The following chart compares the Trust's current and October 31, 2000 asset composition.

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  COMPOSITION                               APRIL 30, 2001   OCTOBER 31, 2000
--------------------------------------------------------------------------------
  CANADIAN PORTFOLIO ALLOCATION                     55%            54%
--------------------------------------------------------------------------------
  Canadian Government Securities                    26%            24%
--------------------------------------------------------------------------------
  Canadian Corporate Bonds                          13%            14%
--------------------------------------------------------------------------------
  Nova Scotia                                        6%             5%
--------------------------------------------------------------------------------
  Ontario                                            4%             4%
--------------------------------------------------------------------------------
  New Brunswick                                      2%             2%
--------------------------------------------------------------------------------
  Prince Edward Island                               2%             2%
--------------------------------------------------------------------------------
  Newfoundland                                       1%             2%
--------------------------------------------------------------------------------
  Saskatchewan                                       1%             1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  U.S. PORTFOLIO ALLOCATION                         45%            46%
--------------------------------------------------------------------------------
  Interest Only Mortgage-Backed Securities          14%            13%
--------------------------------------------------------------------------------
  Adjustable & Inverse Floating Rate Mortgages      10%             9%
--------------------------------------------------------------------------------
  FHA Project Loans                                  6%             6%
--------------------------------------------------------------------------------
  Principal Only Mortgage-Backed Securities          5%             5%
--------------------------------------------------------------------------------
  U.S. Government Securities                         4%             6%
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs       3%             4%
--------------------------------------------------------------------------------
  Agency Mortgage Pass-Throughs                      3%             3%
--------------------------------------------------------------------------------

     The Trust moderately increased its exposure to Canadian Government securities during the semi-annual period as yields on Canadian bonds outperformed U.S. Government and sector markets. The Bank of Canada continues to be primarily influ-enced by the policy of the Federal Reserve as it decreased discount rates by 100 basis points over the period to 5.0%. On the U.S. side, the Trust has continued to emphasize mortgage products, particularly interest-only securities, as they offer attractive yield spreads to other spread products.

     The Trust has announced that it expects to offset approximately 50% of its current year's investment income with prior Canadian currency losses. While the Trust would be earning its dividend from ordinary income, the ability to offset such income with currency losses will result in the reclassification of approximately 50% of all ordinary income dividends as a return of capital which will not be subject to federal, state and local income tax. Shareholders will be required to reduce their original cost basis by the amount of return of capital distributions received for purposes of determining capital gain or loss on any future sale of shares. Final tax information will be sent to shareholders in January 2002.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in The BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                    /s/  Michael P. Lustig
-----------------------------------     ---------------------------------------
Robert S. Kapito                        Michael P. Lustig
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager


--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                               BNA
--------------------------------------------------------------------------------
  Initial Offering Date:                                   December 20, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/01:                              $ 9.98
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/01:                                  $11.05
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/01 ($9.98)(1):            7.52%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                      $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                   $ 0.7500
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
              LONG-TERM INVESTMENTS--148.5%
              UNITED STATES SECURITIES--66.6%
              MORTGAGE PASS-THROUGHS--12.7%
      $  738@ Federal Home Loan Mortgage Corp.,
                 6.50%, 2/01/28 - 11/01/28 .....................   $    732,339
              Federal Housing Administration,
                 GMAC,
       1,942       Series 37, 7.43%, 5/01/22 ...................      1,909,472
         909       Series 44, 7.43%, 8/01/22 ...................        899,559
       1,571       Series 59, 7.43%, 7/01/21 ...................      1,541,806
         689       Series 65, 7.43%, 2/01/23 ...................        682,767
                 Merrill,
       2,449       Series 29, 7.43%, 10/01/20 ..................      2,425,552
      22,503       Series 42, 7.43%, 9/01/22 ...................     22,258,988
       2,121     Reilly, Series B-11,
                   7.40%, 4/01/21 ..............................      2,100,812
       2,169     Westmore Project 8240,
                   7.25%, 4/01/21 ..............................      2,144,095
              Federal National Mortgage
                 Association,
       9,367@    5.50%, 12/01/13 - 2/01/14, 15 year ............      9,097,234
       3,984@    7.00%, 2/01/24 - 1/01/29 ......................      4,023,538
         903@ Government National Mortgage
                 Association,
                 8.00%, 4/15/24 - 11/15/25 .....................        933,764
                                                                   ------------
                                                                     48,749,926
                                                                   ------------
              AGENCY MULTIPLE CLASS MORTGAGE
              PASS-THROUGHS--4.1%
              Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
       3,726@    Series 1104, Class 1104-L,
                   6/15/21 .....................................      3,954,489
       2,000@    Series 1601, Class 1601-SE,
                   10/15/08 ....................................      1,815,000
       4,122@    Series 1649, Class 1649-S,
                   12/15/08 ....................................      3,950,579
              Federal National Mortgage
                 Association, REMIC
                 Pass-Through Certificates,
       2,075@    Trust 1989-90, Class 90-E,
                   12/25/19 ....................................      2,253,191
          86@    Trust 1993-210, Class 210-A,
                   1/25/23 .....................................         85,898
         424     Trust 1993-224, Class 224-SD,
                   11/25/23 ....................................        364,677
       1,399     Trust 1995-10, Class 10-Z,
                   3/25/24 .....................................      1,420,897
       2,100@    Trust 1996-14, Class 14-M,
                   10/25/21 ....................................      1,963,500
                                                                   ------------
                                                                     15,808,231
                                                                   ------------
              NON-AGENCY MULTIPLE CLASS
              MORTGAGE PASS-THROUGHS--0.2%
AAA      834      Summit Mortgage Trust,
                 Series 2000-1, Class B1,
                   12/28/12 ** .................................        818,993
                                                                   ------------
              ADJUSTABLE & INVERSE FLOATING RATE
              MORTGAGES--14.5%
AAA    1,696  Countrywide Funding Corp.,
                 Series 1993-10, Class 10-A8,
                   1/25/24 .....................................      1,611,446
              Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
       3,500@    Series 1518, Class 1518-G,
                   5/15/23 .....................................      2,141,562
       2,500@    Series 1526, Class 1526-SA,
                   6/15/23 .....................................      1,975,000
       1,575     Series 1560, Class 1560-SL,
                   8/15/23 .....................................      1,524,321
       1,096     Series 1570, Class 1570-SA,
                   8/15/23 .....................................      1,066,193
       2,169@    Series 1577, Class 1577-SC,
                   9/15/23 .....................................      2,124,599
         502     Series 1587, Class 1587-SE,
                   5/15/08 .....................................        503,697
         665@    Series 1590, Class 1590-OA,
                   10/15/23 ....................................        667,338
       1,225     Series 1590, Class 1590-T,
                   10/15/23 ....................................      1,009,614
         250     Series 1608, Class 1608-S,
                   11/15/23 ....................................        217,536

          86     Series 1609, Class 1609-LN,
                   11/15/23 ....................................         74,515
       1,000@    Series 1611, Class 1611-JC,
                   8/15/23 .....................................        980,000
       4,785@    Series 1625, Class 1625-SC,
                   12/15/08 ....................................      4,341,018
       1,653@    Series 1666, Class 1666-S,
                   1/15/24 .....................................      1,591,940

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
              ADJUSTABLE & INVERSE FLOATING RATE
              MORTGAGES (CONT'D)
              Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
    $    555     Series 1669, Class 1669-MD,
                   2/15/24 .....................................  $     518,462
       2,250     Series 1688, Class 1688-S,
                   12/15/13 ....................................      2,250,000
       3,092     Series 1699, Class 1699-ST,
                   3/15/24 .....................................      2,269,423
         234     Series 1862, Class 1862-SF,
                   4/15/23 .....................................        233,159
         426     Series 2063, Class 2063-SM,
                   5/15/27 .....................................        377,672
       3,023@    Series 2190, Class 2190-S,
                   10/15/14 ....................................      3,097,374
              Federal National Mortgage
                 Association, REMIC
                 Pass-Through Certificates,
         496@    Trust 1991-87, Class 87-S,
                   8/25/21 .....................................        588,022
         381@    Trust 1991-145, Class 145-S,
                   10/25/06 ....................................        439,460
       1,509     Trust 1993-97, Class 97-SB,
                   5/25/23 .....................................      1,059,769
         809@    Trust 1993-113, Class 113-SB,
                   7/25/23 .....................................        830,810
       2,167@    Trust 1993-147, Class 147-S,
                   8/25/23 .....................................      2,136,196
       3,563@    Trust 1993-167, Class 167-SL,
                   1/25/22 .....................................      3,437,813
       1,612@    Trust 1993-170, Class 170-SC,
                   9/25/08 .....................................      1,629,657
       1,581     Trust 1993-179, Class 179-SB,
                   10/25/23 ....................................      1,464,162
          63     Trust 1993-183, Class 183-SM,
                   10/25/23 ....................................         63,017
       1,700@    Trust 1993-196, Class 196-SC,
                   10/25/08 ....................................      1,728,305
         738     Trust 1993-208, Class 208-SE,
                   11/25/23 ....................................        582,957
       2,932@    Trust 1993-214, Class 214-S,
                   12/25/08 ....................................      2,849,985
       1,048     Trust 1993-256, Class 256-F,
                   11/25/23 ....................................        876,395
       1,808     Trust 1994-23, Class 23-PS,
                   4/25/23 .....................................      1,852,514
       1,618     Trust 1994-75, Class 75-FB,
                   4/25/23 .....................................      1,586,756
       1,414     Trust 1999-1, Class 1-S,
                   7/25/23 .....................................      1,428,431
       1,089     Trust 2000-9, Class 9-SX,
                   3/25/30 .....................................      1,097,966
AAA    3,577  G.E. Capital Mortgage Services, Inc.,
                 Series 1994-16, Class 16-A13,
                   8/25/24 .....................................      2,699,517
Aaa      895  Prudential Home Mortgage
                 Securities Co., Mortgage
                 Pass-Through Certificates,
                 Series 1993-54, Class 54-A28,
                   1/25/24 .....................................        832,105
                                                                   ------------
                                                                     55,758,706
                                                                   ------------
              INTEREST ONLY MORTGAGE-BACKED
              SECURITIES--20.4%
              BA Mortgage Securities Inc.,
AAA      751     Series 1997-1, Class 1-X,
                   7/25/26 .....................................        115,455
AAA    1,645     Series 1998-1, Class 1-2X,
                   5/28/13 .....................................        306,372
AAA   15,675  Bank of America Mortgage
                 Securities,
                 Series 1999-1, Class 1-A7,
                   3/25/29 .....................................      1,116,854
              Countrywide Home Loans, Inc.,
AAA   16,628     Series 1997-8, Class 8-A5,
                   1/25/28 .....................................        127,307
AAA  121,449     Series 1998-6, Class 6-X,
                   6/25/13 .....................................      1,423,225
AAA    8,392  Credit Suisse First Boston
                 Mortgage Corp.,
                 Series 1997-C1, Class C1-AX,
                   4/20/22 ** ..................................        634,895
              Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
      30,803@    Series 203, Class 203-IO,
                   6/15/29 .....................................      8,076,244
       3,216     Series 1223, Class 1223-H,
                   3/15/22 .....................................        632,069

       2,299     Series 1254, Class 1254-Z,
                   4/15/22 .....................................        413,160
       4,300     Series 1353, Class 1353-S,
                   8/15/07 .....................................        261,779
      12,594     Series 1377, Class 1377-S,
                   9/15/07 .....................................        976,026
          55     Series 1388, Class 1388-I,
                   6/15/07 .....................................      1,267,964
       1,602     Series 1397, Class 1397-IO,
                   10/15/22 ....................................        319,950
      16,893     Series 1644, Class 1644-DA,
                   12/15/23 ....................................        316,741
      41,408     Series 1671, Class 1671-JB,
                   1/15/24 .....................................      2,723,889


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
              INTEREST ONLY MORTGAGE-BACKED
              SECURITIES (CONT'D)
              Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
     $19,002     Series 1809, Class 1809-SC,
                   12/15/23 ....................................   $  1,847,414
       6,066     Series 1831, Class 1831-PG,
                   3/15/11 .....................................        818,760
       4,053     Series 1900, Class 1900-SV,
                   8/15/08 .....................................        314,793
       7,000     Series 2002, Class 2002-HJ,
                   10/15/08 ....................................        492,826
       3,026     Series 2039, Class 2039-PI,
                   2/15/12 .....................................        361,659
       3,707     Series 2044, Class 2044-PF,
                   6/15/20 .....................................        359,849
       2,254     Series 2066, Class 2066-PJ,
                   12/15/26 ....................................        448,089
      18,558     Series 2078, Class 2078-SK,
                   7/15/23 .....................................      1,362,879
       6,482     Series 2080, Class 2080-PL,
                   1/15/27 .....................................      1,562,208
       5,438     Series 2103, Class 2103-PI,
                   5/15/12 .....................................        677,164
      10,173     Series 2130, Class 2130-SC,
                   3/15/29 .....................................      1,144,417
       2,486     Series 2136, Class 2136-GD,
                   3/15/29 .....................................        453,614
       1,218     Series 2137, Class 2137-CI,
                   10/15/26 ....................................        222,195
       4,604     Series 2140, Class 2140-UK,
                   9/15/11 .....................................        598,583
       3,928     Series 2190, Class 2190-SC,
                   10/15/14 ....................................        711,954
              Federal National Mortgage
                 Association, REMIC
                 Pass-Through Certificates,
          22     Trust G46, Class G46-H,
                   12/25/09 ....................................        563,235
         662@    Trust G1992-5, Class 5-H,
                   1/25/22 .....................................        161,866
      28,392@    Trust 299, Class 299-2,
                   5/01/28 .....................................      6,911,746
      25,161@    Trust 301, Class 301-2,
                   4/01/29 .....................................      6,388,438
      23,131@    Trust 302, Class 302-2,
                   6/01/29 .....................................      6,100,816
      28,987     Trust 1992-151, Class 151-S,
                   8/25/07 .....................................      2,246,518
       1,555     Trust 1993-46, Class 46-S,
                   5/25/22 .....................................         62,776
       5,778     Trust 1993-199, Class 199-SB,
                   10/25/23 ....................................        227,187
       1,069     Trust 1993-202, Class 202-QA,
                   6/25/19 .....................................         52,188
       6,697     Trust 1995-26, Class 26-SW,
                   2/25/24 .....................................      1,376,095
       5,062     Trust 1996-7, Class 7-PH,
                   4/25/11 .....................................        665,962
      10,988@    Trust 1997-16, Class 16-SM,
                   2/25/23 .....................................      1,524,538
       4,212     Trust 1997-50, Class 50-SI,
                   4/25/23 .....................................         98,051
      10,224     Trust 1997-65, Class 65-SG,
                   6/25/23 .....................................        873,432
      31,691     Trust 1997-68, Class 68-S,
                   10/18/27 ....................................      1,049,750
       4,001     Trust 1998-25, Class 25-PG,
                   3/18/22 .....................................        471,772
       7,923     Trust 1998-46, Class 46-SG,
                   6/18/25 .....................................        524,890
      10,867     Trust 1999-12, Class 12-Sj,
                   12/25/23 ....................................        845,601
              G.E. Capital Mortgage Services, Inc.,
Aaa    1,214@    Trust 1993-13, Class 13-A2,
                   10/25/08 ....................................         17,443
AAA   41,357     Trust 1999-11, Class 11-A5,
                   7/25/29 .....................................      2,222,937
              GMAC Commercial Mortgage
                 Securities Inc., Mortgage
                 Certificates,
Aaa   17,225     Trust 1997-C1, Class C1-X,
                   7/15/27 .....................................      1,205,438
AAA   18,974     Trust 1998-C2, Class C2-X,
                   8/15/23 .....................................        683,564

AAA   24,168  Goldman Sachs Mortgage
                 Securities Corp., Mortgage
                 Participation Certificates,
                 Series 1998-5, Class 5-IO,
                   6/19/27 ** ..................................        490,909
              Government National Mortgage
                 Association, REMIC
                 Pass-Through Certificates,
       1,317     Trust 1995-3, Class 3-E,
                   6/16/25 .....................................        309,057
       2,230@    Trust 1998-14, Class 14-PK,
                   11/20/26 ....................................        435,833
      31,726     Trust 1999-5, Class 5-S,
                   2/16/29 .....................................      1,665,639
      17,362     Trust 1999-8, Class 8-S,
                   3/16/29 .....................................        895,217
       5,077     Trust 2001-4, Class 4-PI,
                   4/20/28 .....................................      1,018,558


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
              INTEREST ONLY MORTGAGE-BACKED
              SECURITIES (CONT'D)
AAA  $15,364  Hanover Grantor Trust,
                 Series 1999-A, Class A1-IO,
                   8/28/27 ** ..................................   $    434,512
              Headlands Mortgage Securities Inc.,
Aaa   15,869     Series 1997-1, Class X1,
                   3/25/27 .....................................        233,078
Aaa   30,779     Series 1997-4, Class X,
                   11/25/27 ....................................        634,826
AAA   52,760  Merrill Lynch Mortgage Investors, Inc.,
                 Series 1997-C2, Class C2-IO,
                   12/10/29 ....................................      3,120,128
AAA    5,270  Morgan Stanley Capital 1 Inc.,
                 Trust 1997-HF1, Class HF1-X,
                   6/15/17 ** ..................................        318,973
Aaa  103,135  Norwest Asset Securities Corp.,
                 Series 1997-12, Class A11,
                   9/25/27 .....................................        145,033
AAA   55,367  Prudential Home Mortgage
                 Securities Co.,  Mortgage
                 Pass-Through Certificates,
                 Series 1994-5, Class A-9,
                   2/25/24 .....................................        423,907
AAA   87,020  Residential Accredit Loans Inc.,
                 Series 2000-QS9, Class HJ,
                   8/25/30 .....................................        299,132
              Residential Asset Securitization Trust,
AAA   35,913     Series 1999-A3, Class X,
                   5/25/29 .....................................        308,628
AAA   49,171     Series 2000-A5, Class A2,
                   9/25/30 .....................................      1,705,625
AAA      820  Residential Funding Mortgage
                 Securities I Inc.,
                 Series 1998-S30, Class A7,
                   12/25/28 ....................................        366,862
AAA   64,839  Salomon Brothers Mortgage
                 Securities VII Inc., Mortgage
                 Pass-Through Certificates,
                 Series 2000-1, Class IO,
                   3/25/22 .....................................        536,951
AAA   60,211  Vendee Mortgage Trust,
                 Series 1997-1, Class IO,
                   2/15/27 .....................................        564,481
                                                                   ------------
                                                                     78,269,926
                                                                   ------------
              PRINCIPAL ONLY MORTGAGE-BACKED
              SECURITIES--7.7%
              Federal Home Loan Mortgage
                 Corp., Multiclass Mortgage
                 Participation Certificates,
         992     Series G-50, Class G50-AM,
                   4/25/24 .....................................        714,963
       9,403@    Series 1570, Class 1570-C,
                   8/15/23 .....................................      8,162,933
       5,658     Series 1686, Class 1686-B,
                   2/15/24 .....................................      3,960,569
       1,055     Series 1691, Class 1691-G,
                   3/15/24 .....................................        967,033
       1,189     Series 1739, Class 1739-B,
                   2/15/24 .....................................      1,005,841
         308     Series 1857, Class 1857-PB,
                   12/15/08 ....................................        277,372
       6,297     Series 2009, Class 2009-HJ,
                   10/15/22 ....................................      4,506,232
       2,396     Series 2073, Class 2073-PO,
                   7/15/28 .....................................      1,166,169
       4,000@    Series 2082, Class 2082-PN,
                   1/15/24 .....................................      2,192,500
         408     Series 2087, Class 2087-PO,
                   9/15/25 .....................................        267,943
         732     Series 2217, Class 2217-PO,
                   2/15/30 .....................................        728,994
              Federal National Mortgage
                 Association, REMIC
                 Pass-Through Certificates,
         718     Trust 279, Class 279-1,
                   7/01/26 .....................................        618,990
       1,050     Trust 1996-38, Class 38-E,
                   8/25/23 .....................................        550,690
         126     Trust 1997-85, Class 85-LE,
                   10/25/23 ....................................        125,457
       3,301     Trust 1998-26, Class 26-L,
                   3/25/23 .....................................      2,421,362
         520     Trust 1998-48, Class 48-P,
                   8/18/28 .....................................        336,822

AAA    6,055  Fund America Investment Corp.,
                 Series 1993-C, Class B,
                   4/29/30 .....................................        966,923
         623  Government National Mortgage
                 Association, REMIC
                 Pass-Through Certificates,
                 Trust 1999-40, Class 40-N,
                   6/20/27 .....................................        488,796
                                                                   ------------
                                                                     29,459,589
                                                                   ------------
              COMMERCIAL MORTGAGE-BACKED
              SECURITIES--0.4%
AAA    1,550  LB Commercial Conduit Mortgage
                 Trust, Series 1999-C1, Class A2,
                 6.78%, 4/15/09 ................................      1,589,827
                                                                   ------------
              U.S. GOVERNMENT AND
              AGENCY SECURITIES--6.6%
              Overseas Private Investment Corp.,
         329     5.46%, 5/29/12 ................................        315,373

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
              U.S. GOVERNMENT AND
              AGENCY SECURITIES (CONT'D)
              Overseas Private Investment Corp.,
   $     297     5.79%, 5/29/12 ................................   $    297,258
         393     5.88%, 5/29/12 ................................        386,286
       1,082     5.94%, 5/29/12 ................................      1,082,202
         361     6.10%, 5/29/12 ................................        360,894
         266     6.27%, 5/29/12 ................................        265,657
         424     6.81%, 5/29/12 ................................        433,500
         551     6.84%, 5/29/12 ................................        560,923
       3,367     6.89%, 5/29/12 ................................      3,432,656
       1,131     6.91%, 5/29/12 ................................      1,166,306
         298     7.35%, 5/29/12 ................................        316,699
       2,950  Small Business Administration,
                 Series 1996-20K,
                   6.95%, 11/01/16 .............................      2,979,269
              United States Treasury Notes,
       6,645@    6.00%, 8/15/09 ................................      6,928,476
       6,500@    6.75%, 5/15/05 ................................      6,947,915
                                                                   ------------
                                                                     25,473,414
                                                                   ------------
              Total United States Securities
                 (cost $249,121,297) ...........................    255,928,612
                                                                   ------------
              CANADIAN SECURITIES--81.9%
              CANADIAN CORPORATE BONDS--19.6%
A   C$14,000  407 International Inc.,
                 6.47%, 7/27/29 ................................      8,445,573
A+     3,500  Bell Canada,
                 11.45%, 4/15/10 ...............................      2,974,316
AA-    4,500  Canadian Imperial Bank of
                 Commerce,
                 8.50%, 2/05/07 ................................      3,004,922
Aa3   10,000  Canadian Imperial Bank, Toronto,
                 8.15%, 4/25/11 ................................      7,113,216
A-    12,000  Daimler Benz AG,
                 9.50%, 10/30/01 ...............................      7,962,891
              European Investment Bank,
AAA   22,800     8.50%, 8/30/05 ................................     16,353,285
AAA    6,500     9.125%, 9/20/04 ...............................      4,694,463
A     10,000  Ford Credit Canada Ltd.,
                 5.66%, 11/19/01 ...............................      6,529,338
A      6,000  General Motors Acceptance Corp.,
                 6.40%, 9/05/03 ................................      3,945,703
A2     5,000  Greater Toronto Airport Authority,
                 6.45%, 12/03/27 ...............................      3,019,745
AA-    5,000  Hydro One Inc.,
                 7.15%, 6/03/10 ................................      3,447,591
BBB-  10,500  Lindsey Morden Group Inc.,
                 7.00%, 6/16/08 ** .............................      4,785,156
AA-    5,100  Ontario School Board Financing Corp.,
                 6.30%, 9/22/10 ................................      3,307,928
                                                                   ------------
                                                                     75,584,127
                                                                   ------------
              CANADIAN GOVERNMENT
              SECURITIES--39.1%
              Canadian Government Bonds,
    C$21,167     4.00%, 12/01/31, RRB ..........................     14,738,387
       3,692     4.25%, 12/01/26, RRB ..........................      2,664,419
      25,000@    5.00%, 9/01/04 ................................     16,162,109
      15,000@    5.50%, 6/01/10 ................................      9,599,609
      30,000@    6.00%, 9/01/05 ................................     20,002,930
         250     7.25%, 6/01/07 ................................        176,729
      43,940@    8.00%, 6/01/23 - 6/01/27 ......................     35,714,081
      15,100@    9.00%, 12/01/04 ...............................     11,001,274
      44,500@    10.25%, 3/15/14 ...............................     40,178,633
                                                                   ------------
                                                                    150,238,171
                                                                   ------------
              CANADIAN PROVINCIAL
              SECURITIES--23.2%
              NEW BRUNSWICK--3.2%
AA-   14,600  New Brunswick Province,
                 10.125%, 10/31/11 .............................     12,223,508
                                                                   ------------
              NEWFOUNDLAND--2.0%
Baa1  10,000  Newfoundland Province,
                 8.45%, 2/05/26 ................................      7,778,646
                                                                   ------------
              NOVA SCOTIA--8.4%
              Nova Scotia Province,
A-    10,000     5.50%, 3/15/06 ................................      6,451,172
A-    20,000     6.40%, 9/01/10 ................................     13,127,272
A-    15,000     9.60%, 1/30/22 ................................     12,800,879
                                                                   ------------
                                                                     32,379,323
                                                                   ------------

              ONTARIO--5.9%
Aa3   10,000  Hamilton Wentworth Regional
                 Municipality,
                 7.00%, 6/06/01 ................................      6,524,005
              Ontario Province,
AA     8,500     5.70%, 12/01/08 ...............................      5,450,937
AA    11,500     6.15%, 4/01/09 ................................      7,324,512
AA     5,000  Toronto Metropolitan Municipality,
                 7.75%, 12/01/05 ...............................      3,522,038
                                                                   ------------
                                                                     22,821,492
                                                                   ------------
              PRINCE EDWARD ISLAND--2.6%
A3    13,000  Prince Edward Island Province,
                 8.50%, 10/27/15 ...............................      9,995,358
                                                                   ------------
              QUEBEC--0.4%
A+     2,000  Quebec Province,
                 7.50%, 12/01/03 ...............................      1,373,177
                                                                   ------------
              SASKATCHEWAN--0.7%
A+     4,000  Saskatchewan Province,
                 6.00%, 6/01/06 ................................      2,646,406
                                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                       VALUE
RATING*  (000)           DESCRIPTION                                 (NOTE 1)
--------------------------------------------------------------------------------
              Total Canadian Provincial
                 Securities ....................................   $ 89,217,910
                                                                   ------------
              Total Canadian Securities
                 (cost $330,700,609) ...........................    315,040,208
                                                                   ------------
              Total Long-Term Investments
                 (cost $579,821,906) ...........................    570,968,820
                                                                   ------------
              SHORT-TERM INVESTMENT--0.7%
              DISCOUNT NOTE
  $    2,800  Federal Home Loan Bank,
                 4.50%, 5/01/01
                  (cost $2,800,000).............................       2,800,000
                                                                    ------------

              Total investments before
                 investments sold short--149.2%
                 (cost $582,621,906) ...........................    573,768,820
                                                                   ------------
              INVESTMENTS SOLD SHORT--(6.3%)
      (6,000) United States Treasury Bond,
                 6.125%, 8/15/29 ...............................     (6,184,680)
              United States Treasury Notes,
      (7,500)    4.75%, 11/15/08 ...............................     (7,255,050)
     (10,160)    6.50%, 2/15/10 ................................    (10,944,250)
                                                                   ------------
                 (proceeds $23,152,450) ........................    (24,383,980)
                                                                   ------------
              Total investments, net of
                 investments sold short--142.9% ................    549,384,840
              Other liabilities in excess of other
                 assets--(42.9)% ...............................   (164,977,593)
                                                                   ------------
              NET ASSETS--100% .................................   $384,407,247
                                                                   ============
----------
*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS:

     REMIC -- Real Estate Mortgage Investment Conduit.
     RRB   -- Real Return Bond.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $582,621,906) (Note 1) .............   $573,768,820
Canadian dollars, at value (cost $435,518) .....................        437,109
Cash ...........................................................         27,647
Deposits with brokers as collateral for securities
  sold short (Note 1) ..........................................     24,832,300
Interest receivable ............................................     10,166,901
Forward currency contracts--amount receivable
  from counterparties ..........................................      1,201,768
Due from broker-variation margin (Notes 1 & 3) .................        136,427
Receivable for investments sold ................................        120,755
Interest rate caps, at value
  (amortized cost $129,772) (Notes 1 & 3). .....................              2
Other assets ...................................................         37,483
                                                                   ------------
                                                                    610,729,212
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .........................    200,523,359
Investments sold short, at value
  (proceeds received $23,152,450) (Note 1) .....................     24,383,980
Interest payable ...............................................        916,624
Investment advisory fee payable (Note 2) .......................        187,691
Administration fee payable (Note 2) ............................         31,282
Deferred directors fees (Note 1) ...............................         30,542
Other accrued expenses and liabilities .........................        248,487
                                                                   ------------
                                                                    226,321,965
                                                                   ------------
NET ASSETS .....................................................   $384,407,247
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ................................   $    347,740
  Paid-in capital in excess of par .............................    428,426,192
  Cost of 1,433,100 shares held in treasury ....................    (14,109,740)
                                                                   ------------
                                                                    414,664,192
  Distributions in excess of net investment income .............       (435,136)
  Accumulated net realized loss on investments .................     (4,783,955)
  Net unrealized appreciation on investments ...................      3,213,151
  Accumulated net realized and unrealized
    foreign currency loss ......................................    (28,251,005)
                                                                   ------------
Net assets, April 30, 2001 .....................................   $384,407,247
                                                                   ============
Net asset value per share:
  ($384,407,247 / 34,773,993 shares of
  common stock issued and outstanding) .........................         $11.05
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium
  amortization of $7,690,784 and interest
  expense of $6,326,844) .......................................    $14,955,091
                                                                   ------------
Operating expenses
  Investment advisory ..........................................      1,153,802
  Administration ...............................................        192,300
  Custodian ....................................................        124,000
  Reports to shareholders ......................................        110,000
  Legal ........................................................         74,000
  Independent accountants ......................................         50,000
  Directors ....................................................         36,000
  Transfer agent ...............................................         20,000
  Registration .................................................         16,000
  Miscellaneous ................................................         52,633
                                                                   ------------
  Total operating expenses .....................................      1,828,735
                                                                   ------------
Net investment income ..........................................     13,126,356
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on:
  Investments ..................................................      1,078,267
  Interest rate swaps ..........................................        116,000
  Foreign currency .............................................     (2,787,987)
  Futures ......................................................     (4,070,949)
                                                                   ------------
                                                                     (5,664,669)
                                                                   ------------

Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................     11,713,296
  Foreign currency .............................................        123,627
  Interest rate caps ...........................................       (142,099)
  Short sales ..................................................       (555,935)
  Futures ......................................................     (4,282,720)
                                                                   ------------
                                                                      6,856,169
                                                                   ------------
Net gain on investments and foreign currency
  transactions .................................................      1,191,500
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................   $ 14,317,856
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS USED FOR
  OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ...................................................    $14,317,856
                                                                   ------------
Increase in investments ........................................     (5,600,821)
Net realized loss ..............................................      5,664,669
Decrease in unrealized depreciation ............................     (6,856,169)
Decrease in interest rate cap ..................................        221,994
Increase in receivable for investments sold ....................       (120,755)
Increase in deposits with brokers ..............................       (406,725)
Increase in receivable for forward
  currency contracts ...........................................     (1,201,768)
Increase in interest receivable ................................     (2,536,437)
Increase in other assets .......................................        (15,076)
Decrease in due from broker-variation margin ...................        344,823
Decrease in payable for investments purchased ..................    (13,327,572)
Decrease in payable for forward currency contracts .............     (2,050,843)
Increase in interest payable ...................................        192,647
Increase in other accrued expenses and liabilities .............         94,371
Increase in payable for investments sold short .................        555,935
                                                                   ------------
  Total adjustments ............................................    (25,041,727)
                                                                   ------------
Net cash flows used for operating activities ...................   $(10,723,871)
                                                                   ============
INCREASE (DECREASE) IN CASH
  AND FOREIGN CURRENCY
Net cash flows used for operating activities ...................   $(10,723,871)
                                                                   ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ....................     22,490,158
  Cash dividends paid ..........................................    (13,561,492)
                                                                   ------------
Net cash flows provided by financing activities ................      8,928,666
                                                                   ------------
Effect of changes in exchange rate .............................      1,353,425
                                                                   ------------
  Net decrease in cash and foreign currency ....................       (441,780)
  Cash and foreign currency at beginning of period .............        906,536
                                                                   ------------
  Cash and foreign currency at end of period ...................   $    464,756
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                      APRIL 30,    OCTOBER 31,
                                                        2001           2000
                                                    ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ........................    $ 13,126,356   $ 24,314,008
  Net realized loss ............................      (5,664,669)    (1,417,887)
  Net change in unrealized
    appreciation (depreciation) ................       6,856,169     (9,165,194)
                                                    ------------   ------------
  Net increase in net
    assets resulting from
    operations .................................      14,317,856     13,730,927
                                                    ------------   ------------
Dividends and distributions:
  Dividends from net investment
    income .....................................     (13,126,356)   (13,564,893)
  Distributions in excess of
    net investment income ......................        (435,136)            --
  Distributions from net realized
    gains ......................................              --     (1,511,083)
  Tax return of capital
    distributions ..............................              --    (14,288,854)
                                                    ------------   ------------
  Total dividends and
    distributions ..............................     (13,561,492)   (29,364,830)
                                                    ------------   ------------
Cost of Trust shares reacquired ................              --     (6,893,440)
                                                    ------------   ------------
Total increase (decrease) ......................         756,364    (22,527,343)

NET ASSETS
Beginning of period ............................     383,650,883    406,178,226
                                                    ------------   ------------
End of period ..................................    $384,407,247   $383,650,883
                                                    ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                                       APRIL 30,     -------------------------------------------------
                                                         2001         2000       1999      1998      1997       1996
                                                        ------       ------     ------    ------    ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................  $  11.03     $  11.45   $  11.88  $  12.47  $  12.33   $  11.36
                                                       --------     --------   --------  --------  --------   --------
Net investment income (net of interest expense of
  $0.18, $0.32, $0.28, $0.26, $0.22, and $0.41,
  respectively) .....................................       .38          .70        .84       .78       .89        .93
Net realized and unrealized gain (loss) .............       .03         (.31)      (.46)     (.53)      .09        .92
                                                       --------     --------   --------  --------  --------   --------
Net increase from investment operations .............       .41          .39        .38       .25       .98       1.85
                                                       --------     --------   --------  --------  --------   --------
Dividends and distributions:
  Dividends from net investment income ..............      (.38)        (.39)      (.84)     (.81)     (.84)      (.29)
  Distributions in excess of net investment income ..      (.01)          --         --      (.03)       --         --
  Distributions from net realized gains .............        --         (.04)        --        --        --         --
  Tax return of capital distributions ...............        --         (.41)        --        --        --       (.59)
                                                       --------     --------   --------  --------  --------   --------
Total dividends and distributions ...................      (.39)        (.84)      (.84)     (.84)     (.84)      (.88)
                                                       --------     --------   --------  --------  --------   --------
Increase resulting from Trust shares repurchased ....        --          .03        .03        --        --         --
                                                       --------     --------   --------  --------  --------   --------
Net asset value, end of period* .....................  $  11.05     $  11.03   $  11.45  $  11.88  $  12.47   $  12.33
                                                       ========     ========   ========  ========  ========   ========
Per share market value, end of period* ..............  $   9.98     $   9.75   $   9.69  $   9.88  $  10.56   $  10.13
                                                       ========     ========   ========  ========  ========   ========
TOTAL INVESTMENT RETURN+ ............................      6.39%        9.82%      6.70%     1.34%    13.23%      9.48%
                                                       ========     ========   ========  ========  ========   ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..................................      0.95%+++     0.88%      0.85%     0.88%     0.93%      0.97%
Operating expenses and interest expense .............      4.25%+++     3.76%      3.18%     3.01%     2.74%      4.63%
Net investment income ...............................      6.84%+++     6.14%      7.14%     6.39%     7.30%      8.24%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ...................  $386,726     $396,157   $426,283  $444,051  $440,465   $409,644
Portfolio turnover ..................................        23%          82%       186%      153%      146%       151%
Net assets, end of period (in thousands) ............  $384,407     $383,651   $406,178  $430,107  $451,419   $446,394
Reverse repurchase agreements outstanding,
  end of period (in thousands) ......................  $200,523     $178,033   $149,346  $173,520  $206,126   $217,135
Asset coverage++ ....................................  $  2,917     $  3,155   $  3,720  $  3,479  $  3,190   $  3,056

----------
 * Net asset value and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period of less than one year is not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION    The BlackRock  North American  Government & Income Trust
& ACCOUNTING            Inc.,  (the  "Trust"),  a  Maryland  corporation,  is  a
POLICIES                non-diversified,    closed-end   management   investment
                        company.  The  investment  objective  of the Trust is to
achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. in the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

   Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

    (ii) purchases and sales of investment  securities,  income and expenses--at
    the  rates  of  exchange   prevailing  on  the  respective   dates  of  such
    transactions.

   The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

    Net realized and unrealized foreign exchange losses of $2,664,360 include realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

   The exchange rate for the Canadian dollar at April 30, 2001 was US$0.6515 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for U.S. income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS      The  Trust has an  Investment  Advisory  Agreement  with
                        BlackRock  Advisors,  Inc. (the  "Advisor"),  which is a
wholly-owned subsidiary of BlackRock, Inc. which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO       Purchases and sales of investment securities, other than
SECURITIES AND          short-term  investments  and dollar  rolls,  for the six
OTHER INVESTMENTS       months ended April 30, 2001 aggregated  $163,300,002 and
                        $127,535,404, respectively.

   The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2001, the Trust held 1.30% of its portfolio assets in securities restricted as to sale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at April 30, 2001 was $563,806,051, and accordingly, net unrealized appreciation for federal income tax purposes was $9,962,769 (gross unrealized appreciation $29,829,047; gross unrealized depreciation $19,866,278).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $3,085,000 which will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at April 30, 2001 are as follows:

                                       VALUE AT      VALUE AT
NUMBER OF                 EXPIRATION    TRADE        APRIL 30,     UNREALIZED
CONTRACTS        TYPE        DATE        DATE          2001       DEPRECIATION
---------        ----     ----------   --------      ---------    ------------
Short positions:
   180       Eurodollar   Jun. 2001  $42,202,655  $ 43,114,500   $   (911,845)
   180       Eurodollar   Sep. 2001   42,208,655    43,105,500       (896,845)
   180       Eurodollar   Dec. 2001   42,149,905    42,972,750       (822,845)
   180       Eurodollar   Mar. 2002   42,142,655    42,894,000       (751,345)
   10        Eurodollar   Jun. 2002    2,334,335     2,375,750        (41,415)
   10        Eurodollar   Sep. 2002    2,333,710     2,369,375        (35,665)
Long position:
   501       30 Yr. U.S.
               T-Bond     Jun. 2001   52,450,521    50,334,844     (2,115,677)
                                                                 ------------
                                                                  $(5,575,637)
                                                                 ============

   Details of open forward currency contracts at April 30, 2001 are as follows:

                                 VALUE AT       VALUE AT
SETTLEMENT       CONTRACT       SETTLEMENT      APRIL 30,      UNREALIZED
   DATE         TO RECEIVE         DATE           2001        APPRECIATION
----------      ----------      ----------      ---------     ------------
Purchased:
05/07/01      C$ 94,890,000    $ 61,379,337   $ 61,773,938   $     394,601
05/30/01        192,010,727     124,170,289    124,977,456         807,167
                                                             -------------
                                                             $   1,201,768
                                                             =============

   The Trust holds one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at April 30, 2001 are as follows:

NOTIONAL                                                 VALUE AT
AMOUNT    FIXED                TERMINATION   AMORTIZED   APRIL 30,   UNREALIZED
(000)     RATE   FLOATING RATE    DATE          COST       2001     DEPRECIATION
--------  -----  ------------- -----------   ---------   --------   ------------
$ 25,000  6.00%   3 mth. LIBOR   2/19/02      $129,772    $     2    $ (129,770)
                                                                     ==========

   Details of open interest rate swaps at April 30, 2001 are as follows:

NOTIONAL
AMOUNT                     FIXED     FLOATING   TERMINATION     UNREALIZED
(000)           TYPE       RATE        RATE         DATE       APPRECIATION
------          ----     ---------   --------   -----------    ------------
$ 20,000   Interest Rate   5.54%   3 mth. LIBOR   05/01/04       $    --
   5,000   Interest Rate   6.12%   3 mth. LIBOR   05/01/11            --
                                                                 -------
                                                                 $    --
                                                                 =======

NOTE 4. BORROWINGS      REVERSE  REPURCHASE  AGREEMENTS:  The Trust  enters into
                        reverse  repurchase  agreements  with  qualified,  third
party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of United States reverse repurchase agreements outstanding during the six months ended April 30, 2001 was approximately $85,964,000 at a weighted average interest rate of approximately 6.08%. The average daily balance of Canadian reverse repurchase agreements outstanding during the six months ended April 30, 2001 was approximately C$171,920,000 at a weighted average interest rate of 5.48%. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $233,661,132 as of December 31, 2000, which was 36% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the six months ended April 30, 2001.

NOTE 5. CAPITAL         There are 200  million  shares of $.01 par value  common
                        stock authorized.  Of the 34,773,993 shares  outstanding
at April 30, 2001, the Advisor owned 7,093 shares.

NOTE 6. DIVIDENDS       Subsequent to April 30, 2001,  the Board of Directors of
                        the Trust declared dividends from undistributed earnings
of $0.0625 per share payable May 31, 2001 to shareholders of record on May 15, 2001.

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/ funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   The Annual Meeting of Trust Shareholders was held May 24, 2001 to vote on the election of three directors to serve as Class III members on the Trust's Board of Directors for three-year terms expiring in 2004, and to vote on four separate proposals made by Phillip Goldstein, a shareholder. Mr. Goldstein also nominated three persons to stand for election to the Trust's Board of Directors in opposition to the Board's nominees. Mr. Goldstein's nominees and proposals were opposed by the Trust's Board of Directors.

   The results of the matters voted on by shareholders at the Annual Meeting were as follows:

   1.    Election of three Directors to the Board

         NOMINEES OF THE TRUST'S                                        BROKER
         BOARD OF DIRECTORS                 FOR         WITHHELD       NON-VOTES
         -----------------------            ---         --------       ---------
         Andrew F. Brimmer ..........   25,130,588        555,636         -0-
         Kent Dixon .................   25,164,034        522,190         -0-
         Laurence D. Fink ...........   25,152,194        534,030         -0-


         NOMINEES OF                                                    BROKER
         PHILLIP GOLDSTEIN                  FOR         WITHHELD       NON-VOTES
         -----------------                  ---         -------        ---------
         Phillip Goldstein ..........    2,805,343        120,072         -0-
         Andrew Dakos ...............    2,808,493        116,922         -0-
         Gerald Hellerman ...........    2,808,493        116,922         -0-


    The three nominees elected to the Board were Andrew F. Brimmer, Kent Dixon and Laurence D. Fink. The nominees of Phillip Goldstein were not elected to the Board. Directors whose terms of office continue beyond the 2001 Annual Meeting of Stockholders are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

   2.    Proposal requesting the conversion of the Trust to an open-end fund

                                                                BROKER
             FOR          AGAINST           ABSTAIN            NON-VOTES
             ---          -------           -------           ----------
         13,918,535      7,558,018          463,220            6,671,866


   3. Proposal that the investment advisory contract between the Trust and BlackRock Advisors, Inc. be terminated

                                                                BROKER
             FOR          AGAINST           ABSTAIN            NON-VOTES
             ---          -------           -------           ----------
          3,478,364     17,955,717          511,695            6,665,863

   4. Proposal requesting that the Trust's Board of Directors not authorize the payment of certain legal fees unless such payment has first been approved by stockholders

                                                                BROKER
             FOR          AGAINST           ABSTAIN            NON-VOTES
             ---          -------           -------           ----------
          3,277,675      8,211,866         10,454,735         6,667,363

   5. Proposal that the Trust reimburse Mr. Goldstein for his proxy solicitation expenses

                                                                BROKER
             FOR          AGAINST           ABSTAIN            NON-VOTES
             ---          -------           -------           ----------
         2,296,474      19,215,739          430,861           6,668,565

   Shareholders defeated Mr. Goldstein's proposals set forth in paragraphs 3, 4 and 5 above, and voted in favor of Mr. Goldstein's non-binding advisory proposal set forth in paragraph 2 above.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $202 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by FORTUNE MAGAZINE, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New YorkCity, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?
The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "Baa" by Moody's, or securities which BlackRock deems of comparable quality. Examples of types of securities in which the Trust may invest include Canadian and U.S. Government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, Canadian corporate bonds, U.S. Government securities, securities backed by U.S. Government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Advisor has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Advisor will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows.

Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):          Mortgage instruments with interest rates that
                                   adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:      Canadian   mortgage   instruments   that  are
                                   guaranteed by the Canadian  Mortgage  Housing
                                   Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                   Government.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):                Mortgage-backed   securities  which  separate
                                   mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and  distributed  to  shareholders  after the
                                   deduction  of expenses.  This Trust  declares
                                   and  pays   dividends  on  a  monthly  basis.


DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   Government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

INVERSE-FLOATING RATE MORTGAGE:    Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                        In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                        Arrangements  in  which a pool of  assets  is
                                   separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

[[Logo] BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

    The accompanying financial statements as of April 30, 2001 were not audited and accordingly, no opinion is expressed on them.

    This  report  is for  shareholder  information.

    This is not a prospectus intended for use in the purchase or sale of any securities. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock at market prices.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[Logo] Printed on recycled paper                                    092475-10-2



THE [Logo] BLACKROCK
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
------------------
SEMI-ANNUAL REPORT
APRIL 30, 2001


[Logo] BLACKROCK